                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        July 10, 2001
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                                  POPULAR, INC.
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             (Exact name of registrant as specified in its charter)

        COMMONWEALTH OF PUERTO RICO             NO. 0-13818    NO. 66-0416582
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(State or other jurisdiction of incorporation)  (Commission     (IRS Employer
                                                File Number) Identification No.)

                       209 MUNOZ RIVERA AVENUE
                        HATO REY, PUERTO RICO                      00918
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              (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (787) 765-9800
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          (Former name or former address, if changed since last report)

Item 5. Other Events

         On July 10, 2001, Popular, Inc.(the "Corporation") announced in a news release its operational results for the quarter and six-month period ended June 30, 2001. A copy of the Corporation's release, dated July 10, 2001, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99(a) News release, dated July 10, 2001, announcing the Corporation's consolidated earnings for the quarter and six-month period ended June 30, 2001.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POPULAR, INC.
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                                    (Registrant)


Date: July 11, 2001                 By: /s/ Amilcar L. Jordan
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                                    Name: Amilcar L. Jordan, Esq.
                                    Title: Senior Vice President and Comptroller

                                  EXHIBIT INDEX

Exhibit Number                                 Description
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99(a)                               News release, dated July 10, 2001